UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 26, 2005
Date of Report (Date of earliest event reported)

Millennium Cell Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-31083	22-3726792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Industrial Way West
Eatontown, New Jersey 07724
(Address of principal executive offices)

(732) 542-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Agreement

On April 25, 2005, Millennium Cell Inc., a Delaware corporation, consummated the first closing (the “First Closing”) contemplated by the Stock Purchase Agreement dated as of February 27, 2005 (as amended as described below, the “Stock Purchase Agreement”) with The Dow Chemical Company (“Dow”).

Contemporaneously with the First Closing, Millennium Cell and Dow entered into Amendment No. 1 to the Stock Purchase Agreement dated as of April 25, 2005 (the “Amendment”). The Amendment, which is attached hereto as Exhibit 10.9, amended certain terms of the Stock Purchase Agreement, (i) to account for the investment of $10,000,000 in Millennium Cell by certain institutional accredited investors, in exchange for which Millennium Cell issued to such investors an aggregate of 10,000 shares of Millennium Cell’s Series C Convertible Preferred Stock, par value $0.001 per share (“Series C Preferred”), pursuant to the Securities Purchase Agreement between Millennium Cell and such investors dated April 20, 2005 (the “Series C Transaction”), (ii) to provide that the Board of Directors of Millennium Cell will (A) reduce the number of shares of Millennium Cell’s Common Stock, par value $.001 per share (“Common Stock”), reserved for issuance under Millennium Cell’s 2000 Stock Option Plan from 8,500,000 shares of Common Stock to 6,000,000 shares of Common Stock, and (B) reserve 11,100,000 shares of Common Stock for issuance upon the conversion of the shares of Series A Preferred Stock, par value $.001 per share (“Series A Preferred”) and Series B Convertible Preferred Stock, par value $.001 per share (“Series B Preferred”), or the exercise of the Warrants to Purchase Common Stock (“Warrants”), in each case, issued or issuable pursuant to the Stock Purchase Agreement and the Joint Development Agreement between Millennium Cell and Dow, (iii) to grant the holders of Series A Preferred and Series B Preferred rights of redemption which correspond to the rights of redemption of holders of Series C Preferred, and (iv) to reflect certain changes to the Joint Development Agreement, the Registration Rights Agreement between Millennium Cell and Dow, and the Series A and Series B Certificates of Designation from the forms of those agreements that were attached as exhibits to the Stock Purchase Agreement. The Series C Transaction closed simultaneously with the First Closing.

The Amendment reflects changes to the Registration Rights Agreement to provide Dow with an additional demand registration during the period in which a registration statement registering shares of Series C Preferred (a “Series C Registration”) on a registration statement pursuant to Rule 415 promulgated under the Securities Act of 1933, as amended (“1933 Act”) is effective, which additional demand registration Dow may designate as a “Special Demand Registration.” Once the Special Demand Registration shall be declared effective by the Securities and Exchange Commission (“SEC”), such registration shall remain effective until the later of six months after the effective date thereof or the last day on which a Series C Registration is effective. Many of the restrictions placed on demand registrations under the Registration Rights Agreement do not apply to a Special Demand Registration.

In addition, the Amendment reflects changes to each of the Series A and Series B Certificates of Designations to provide that if, at any time Millennium Cell is required to redeem shares of Series C Preferred under certain circumstances pursuant to the terms of the Series C Preferred, each holder of Series A Preferred and Series B Preferred shall have the right to require Millennium Cell to redeem, at a premium redemption price, a fraction of such holder’s shares which is equal to the number of shares of Series C Preferred so redeemed divided by the total number of outstanding shares of Series C Preferred on the date of such redemption.

The Amendment also reflects a change to the Series B Certificate of Designations to provide that dividends payable in respect of the shares of Series B Preferred shall be payable quarterly in cash or, at the option of Millennium Cell, in shares of Common Stock. The updated Series A Certificate of Designations and Series B Certificate of Designations are attached hereto as Exhibits 4.1 and 4.2, respectively.

The Stock Purchase Agreement is attached as Exhibit 10.1 to the Form 8-K filed by Millennium Cell with the SEC on February 28, 2005 (the “February 8-K”) and the terms and conditions thereof, as amended by the Amendment, are hereby incorporated herein by reference. Stockholder approval of the issuance of securities of Millennium Cell to Dow from time to time as provided in the Stock Purchase Agreement, to the extent that such issuance, on an as converted, as exercised basis, is equal to 20% or more of the outstanding voting stock of Millennium Cell as of February 28, 2005, was obtained at Millennium Cell’s 2005 Annual Meeting of Stockholders held on April 21, 2005.

Also, on April 26, 2005, Millennium Cell and Dow entered into (i) each of the following agreements dated such date, the forms of each of which were attached to the February 8-K as Exhibits 10.2, 10.3, 10.4, 10.6, 10.7 and 10.8, respectively: a Joint Development Agreement; a Cross Licensing and Intellectual Property Agreement; an Investor Rights Agreement; a Standstill Agreement; a Warrant; and a Patent Assignment Agreement and License, and (ii) a Registration Rights Agreement dated such date in the form attached hereto as Exhibit 10.5 (collectively, the “Definitive Agreements”).

A copy of the press release announcing the issuance of shares of Millennium Cell’s Series A Preferred in accordance with the terms of the Stock Purchase Agreement and the execution and delivery of the other Definitive Agreements is attached hereto as Exhibit 99.1. The descriptions of the Stock Purchase Agreement, the Amendment, the Series A Certificate of Designations, the Series B Certificate of Designations and the Definitive Agreements, to the extent described in this Current Report on Form 8-K, do not purport to be complete and are qualified in their entirety by reference to the agreements and instruments attached as exhibits hereto or attached as exhibits to the February 8-K, as applicable.

At the First Closing, as consideration for entering into the Joint Development Agreement, Dow was issued 155,724 shares of Series A Preferred, representing 3% of Millennium Cell’s outstanding capital stock (including 10,000 shares of Series C Preferred) on a fully diluted basis on the date of issuance. The terms of the Series A Preferred are summarized in the February 8-K and are set forth in their entirety in the Series A Certificate of Designations.

Item 3.02. Unregistered Sales of Equity Securities.

As reported more fully in Item 1.01 above and incorporated herein by reference, on April 25, 2005, as consideration for entering into the Joint Development Agreement, Millennium Cell issued to Dow 155,724 shares of Series A Preferred pursuant to the Stock Purchase Agreement, representing 3% of Millennium Cell’s outstanding capital stock (including 10,000 shares of Series C Preferred) on a fully diluted basis on the date of issuance. The terms of the Series A Preferred are summarized in the February 8-K and are set forth in their entirety in the Series A Certificate of Designations.

The private placement of the Series A Preferred was made in reliance upon the exemption from registration provided for in Section 4(2) of the 1933 Act, and Rule 506 of Regulation D promulgated thereunder. Dow represented to Millennium Cell that it is an accredited investor, as defined by Rule 501 promulgated under the 1933 Act.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

4.1.	Series A Certificate of Designations (1)

4.2.	Series B Certificate of Designations (1)

10.1.	Stock Purchase Agreement (2)

10.2.	*Joint Development Agreement (2)

10.3.	*Cross Licensing and Intellectual Property Agreement (2)

10.4.	Investor Rights Agreement (2)

10.5.	Registration Rights Agreement (1)

10.6.	Standstill Agreement (2)

10.7.	Form of Warrant (2)

10.8.	Patent Assignment Agreement (2)

10.9	Amendment No. 1 to Stock Purchase Agreement (1)

99.1.	Press release dated April 26, 2005, titled “Millennium Cell Announces Closing On Joint Development Program With The Dow Chemical Company.” (1)

(1) Filed herewith.

(2) Incorporated by reference to Millennium Cell Inc.’s Current Report on Form 8-K filed with the SEC on February 28, 2005.

* Confidential treatment requested as to certain portions of this exhibit. Such portions have been redacted and filed separately with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Millennium Cell Inc.

By: /s/ John D. Giolli
Name: John D. Giolli, CPA
                        Title: Chief Financial Officer and Corporate Secretary

Date: April 26, 2005